Exhibit 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/2014

The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Aacifar-Produtos Quimicos e Farmaceuticos, Lda	Portugal
Abmaxis Inc.	Delaware
Aquaculture Holdings Limited	United Kingdom
Aquaculture Vaccines Limited	United Kingdom
Ark Products Limited	United Kingdom
AVL Holdings Limited	United Kingdom
Banyu Pharmaceutical Company, Ltd.	Japan
Beneficiadora E Industrializadora, S.A. de C.V.	Mexico
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
C3i (UK) Limited	United Kingdom
C3i Europe EOOD	Bulgaria
C3i Japan GK	Japan
C3i Services & Technology (Dalian) Co. Ltd.	China
C3i Support Services Private Limited	India
C3i, Inc.	New York
Canji, Inc.	Delaware
Charles E. Frosst (U.K.) Limited	United Kingdom
Cherokee Pharmaceuticals LLC	Delaware
Chibret pharmazeutische Gesellschaft mit beschränkter Haftung	Germany
Comsort, Inc.	Delaware
Continuum Professional Services Limited	United Kingdom
Cooper Veterinary Products (Proprietary) Limited	South Africa
Coopers Animal Health Limited	United Kingdom
Coopers Sáude Animal Indústria e Comércio Ltda.	Brazil
Cosmas B.V.	Netherlands
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos, S.A.	Spain
Dieckmann Arzneimittel GmbH	Germany
Diosynth France	France
Diosynth Holding B.V.	Netherlands
Diosynth Limited	United Kingdom
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Essex Farmaceutica, S.A.	Colombia

Essex Italia s.r.l.	Italy
Essex Pharma GmbH	Germany
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm, S.A.	Ecuador
European Insurance Risk Excess Limited	Ireland
Farmacox-Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa - Produtos Farmaceuticos, Lda.	Portugal
Fulford (India) Limited[1]	India
Global Animal Management, Inc.	Delaware
Global Safety Surveillance Inc.	Delaware
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Company Limited[1]	China
Hawk and Falcon L.L.C.	Delaware
Healthcare Services and Solutions, LLC	Delaware
Heptafarma - Companhia Farmacêutica, Sociedade Unipessoal, Lda.	Portugal
HMR Weight Management Services Corp.	Delaware
Hydrochemie GmbH	Germany
Idenix (Cayman) Ltd.	Cayman Islands
Idenix (Massachusetts), Inc.	Massachusetts
Idenix Pharmaceuticals, Inc.	Delaware
Idenix SARL	France
Idenix Securities Corporation	Massachusetts
InfoMedics International, Inc.	Delaware
InfoMedics, Inc.	Delaware
InfoMedics, SAS	France
International Indemnity Ltd.	Bermuda
Intervet	France
Intervet (Hong Kong) Limited	Hong Kong
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel
Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Limited	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Taiwan Limited	Taiwan (Republic of China)
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia

Intervet Bulgaria EOOD	Bulgaria
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama
Intervet Colombia Ltda	Colombia
Intervet Danmark A/S	Denmark
Intervet Deutschland GmbH	Germany
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holding Costa Rica SA	Costa Rica
Intervet Holding Iberia, S.L.	Spain
Intervet Holdings France	France
Intervet Hungaria Kft	Hungary
Intervet Inc.	Delaware
Intervet India Pvt. Ltd	India
Intervet International	France
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet K.K.	Japan
Intervet LLC	Russian Federation
Intervet Maroc	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Limited	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Oy	Finland
Intervet Philippines, Inc.	Philippines
Intervet Productions	France
Intervet Productions Srl	Italy
Intervet Romania SRL	Romania
Intervet Rural Co Pty. Ltd.	Australia
Intervet S.A.	Peru
Intervet Schering-Plough Animal Health Pty Ltd	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z o.o.	Poland
Intervet UK Limited	United Kingdom
Intervet UK Production Limited	United Kingdom
Intervet Venezolana SA	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet Vietnam Ltd.	Viet Nam

Intervet, s.r.o.	Czech Republic
Interveterinaria SA de CV	Mexico
Kirby-Warrick Pharmaceuticals Limited	United Kingdom
Koneksa Health LLC	Delaware
Laboratoires Merck Sharp & Dohme-Chibret	France
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Essex S.A.	Argentina
Laboratorios Frosst, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda.	Portugal
Livestock Nutrition Technologies Pty. Ltd.	Australia
Maple Leaf Holdings GmbH	Switzerland
Mavec Corporation	Delaware
Maya Tibbi Limited Sirketi	Turkey
MCM Vaccine Co. [1]	Pennsylvania
Med Help International, Inc.	Delaware
Med-Nim (Proprietary) Limited	South Africa
Merck and Company, Incorporated	Delaware
Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Canada & Co.	Canada
Merck Frosst Company	Canada
Merck Frosst Finco LP	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck Global Health Innovation, Private Equity, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings III Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Lumira Biosciences Fund L.P.[1]	Canada
Merck Registry Holdings, Inc.	New Jersey
Merck Respiratory Health Company	Nevada
Merck SH Inc.	Delaware
Merck Sharp & Dohme (Argentina) Inc.	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (Chile) Ltda.	Chile
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) B.V.	Netherlands

Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (Holdings) Pty Ltd	Australia
Merck Sharp & Dohme (I.A.) LLC	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Israel - 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Italia) S.p.A.	Italy
Merck Sharp & Dohme (Malaysia) SDN. BHD.	Malaysia
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Animal Health, S.L.	Spain
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Colombia S.A.S.	Colombia
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Corp.	New Jersey
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme d.o.o. Belgrade	Serbia
Merck Sharp & Dohme de Espana SAU	Spain
Merck Sharp & Dohme de Mexico S.A. de C.V.	Mexico
Merck Sharp & Dohme de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria
Merck Sharp & Dohme IDEA AG	Switzerland
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Manufacturing	Ireland
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commercial Societe Anonyme	Greece
Merck Sharp & Dohme Pharmaceuticals LLC	Russian Federation
Merck Sharp & Dohme Quimica de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic

Merck Sharp & Dohme Saude Animal Ltda.	Brazil
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp & Dohme, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme, s.r.o.	Slovakia
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
ML Holdings (Canada) Inc.	Canada
MSD (I.A.) B.V.	Netherlands
MSD (L-SP) Unterstützungskasse GmbH	Germany
MSD (Nippon Holdings) B.V.	Netherlands
MSD (Norge) AS	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Access Sdn. Bhd.	Malaysia
MSD Animal Health (Shanghai) Trading Co., Ltd.	China
MSD Animal Health BVBA	Belgium
MSD Animal Health FZ-LLC	United Arab Emirates
MSD Animal Health GmbH	Switzerland
MSD Animal Health Innovation AS	Norway
MSD Animal Health Innovation GmbH	Germany
MSD Animal Health Innovation Pte. Ltd.	Singapore
MSD Animal Health Innovation SAS	France
MSD Animal Health Korea Ltd.	Korea, Republic of
MSD Animal Health Limited	United Kingdom
MSD Animal Health Norge AS	Norway
MSD Animal Health Pension Trustee Limited	United Kingdom
MSD Animal Health S.r.l.	Italy
MSD Animal Health, Lda.	Portugal
MSD Argentina Holdings B.V.	Netherlands
MSD Argentina SRL	Argentina
MSD Asia Holdings Pte. Ltd.	Singapore
MSD Belgium BVBA/SPRL	Belgium
MSD Biopharma B.V.	Netherlands
MSD BM 1 Ltd.	Bermuda
MSD BM 2 Ltd.	Bermuda
MSD Brazil Investments B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD Chibropharm GmbH	Germany
MSD China (Investments) B.V.	Netherlands

MSD China B.V.	Netherlands
MSD China Holding Co., Ltd.	China
MSD Consumer Care Limited	United Kingdom
MSD Danmark ApS	Denmark
MSD Egypt LLC	Egypt
MSD EIC	Ireland
MSD Eurofinance	Bermuda
MSD Farmaceutica C.A.	Venezuela
MSD Finance 2 LLC	Delaware
MSD Finance B.V.	Netherlands
MSD Finance Company	Bermuda
MSD Finance Holding NL B.V.	Netherlands
MSD Finance Holdings	Ireland
MSD Finland Oy	Finland
MSD France	France
MSD Global IT Innovation Center s.r.o.	Czech Republic
MSD Holdings 2 G.K.	Japan
MSD Holdings G.K.	Japan
MSD Hong Kong Holdings Coöperatief U.A.	Netherlands
MSD Human Health Holding B.V.	Netherlands
MSD IDEA Pharmaceuticals Nigeria Limited	Nigeria
MSD IDEA Tunisie	Tunisia
MSD International Finance Coöperatief U.A.	Netherlands
MSD International Finance LLC	Delaware
MSD International GmbH	Switzerland
MSD International Holdings 2 B.V.	Netherlands
MSD International Holdings GmbH	Switzerland
MSD International Holdings, Inc.	Delaware
MSD Investment Holdings (Ireland)	Ireland
MSD Investments (Holdings) GmbH	Switzerland
MSD Ireland Finance B.V.	Netherlands
MSD Italia s.r.l.	Italy
MSD K.K.	Japan
MSD Korea Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Magyarország Kereskedelmi es Szolgaltato Korlatolt Felelossegu Tarsasag	Hungary
MSD Merck Sharp & Dohme AG	Switzerland
MSD Mexico Investments B.V.	Netherlands

MSD Netherlands (Holding) B.V.	Netherlands
MSD NL 10 Coöperatief U.A.	Netherlands
MSD NL 2 B.V.	Netherlands
MSD NL 4 B.V.	Netherlands
MSD Overseas Manufacturing Co (Ireland)	Ireland
MSD Panama International Services S. de R.L.	Panama
MSD Participations B.V.	Netherlands
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma GmbH	Germany
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals Holdings	Ireland
MSD Pharmaceuticals Investments 1	Ireland
MSD Pharmaceuticals Investments 3	Ireland
MSD Pharmaceuticals Ireland	Ireland
MSD Pharmaceuticals	Russian Federation
MSD Pharmaceuticals Private Limited	India
MSD Polska Dystrybucja Sp. z.o.o.	Poland
MSD Polska Sp.z.o.o.	Poland
MSD R&D (China) Co., Ltd.	China
MSD Regional Business Support Center GmbH	Germany
MSD Registry Holdings, Inc.	New Jersey
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Stamford Singapore Pte Ltd	Singapore
MSD Supply Services Inc.	Puerto Rico
MSD Switzerland Investments 1	Ireland
MSD Switzerland Investments 2	Ireland
MSD Switzerland Investments 3	Ireland
MSD Switzerland Investments 4	Ireland
MSD Technology Singapore Pte. Ltd.	Singapore
MSD Tuas Singapore Pte. Ltd.	Singapore
MSD Ukraine Limited Liability Company	Ukraine
MSD Unterstutzungskasse GmbH	Germany
MSD Venezuela Holding GmbH	Switzerland
MSD Ventures (Ireland)	Ireland
MSD Verwaltungs GmbH	Germany
MSD Vietnam Company Limited	Vietnam
MSD Vietnam Holdings B.V.	Netherlands
MSD Vostok B.V.	Netherlands
MSD-SP Ltd.	United Kingdom
MSD-Sun FZ-LLC	United Arab Emirates
MSD-SUN, LLC[1]	Delaware

MSP Singapore Company, LLC	Delaware
Multilan AG	Switzerland
Mycofarm UK Limited	United Kingdom
N.V. Organon	Netherlands
Nanjing Organon Pharmaceutical Co., Ltd.	China
Nihon MSD G.K.	Japan
Nourifarma - Produtos Quimicos e Farmaceuticos Lda	Portugal
Nourypharma Ltd.	United Kingdom
NovaCardia, Inc.	Delaware
OBS Holdings B.V.	Netherlands
Oncoethix S.A.	Switzerland
Organon (India) Pvt. Ltd.[1]	India
Organon (Ireland) Ltd	Ireland
Organon (Philippines) Inc.	Philippines
Organon A/O	Russian Federation
Organon Agencies B.V.	Netherlands
Organon BioSciences International B.V.	Netherlands
Organon BioSciences Limited	Ireland
Organon BioSciences Ventures B.V.	Netherlands
Organon China B.V.	Netherlands
Organon Dominicana SA	Dominican Republic
Organon Egypt Ltd	Egypt
Organon GmbH	Germany
Organon Laboratories Limited	United Kingdom
Organon Latin America S.A.	Uruguay
Organon Middle East Ltd.	Cyprus
Organon Middle East S.A.L. (Lebanon)	Lebanon
Organon Participations B.V.	Netherlands
Organon Teknika Corporation LLC	Delaware
Organon USA Inc.	New Jersey
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pharmaco Canada Inc.	Canada
Physicians Interactive Holdings, Inc.	Delaware
Physicians Interactive, Inc.	Delaware
Pitman-Moore Saude Animal Comercio e Distribuicao de Produtos Veterinarios	Brazil
Plough (U.K.) Limited	United Kingdom
Protein Transaction, LLC	Delaware
PT Intervet Indonesia	Indonesia
PT Merck Sharp Dohme Pharma Tbk [1]	Indonesia
PT Organon Indonesia	Indonesia
Rosetta Biosoftware UK Limited	United Kingdom
Rosetta Inpharmatics LLC	Delaware

Sanofi Pasteur MSD AB1	Sweden
Sanofi Pasteur MSD AG1	Switzerland
Sanofi Pasteur MSD Gestion S.A.[1]	France
Sanofi Pasteur MSD GmbH[1]	Austria
Sanofi Pasteur MSD GmbH[1]	Germany
Sanofi Pasteur MSD Limited [1]	United Kingdom
Sanofi Pasteur MSD Ltd. [1]	Ireland
Sanofi Pasteur MSD N.V./S.A. [1]	Belgium
Sanofi Pasteur MSD S.A. [1]	Portugal
Sanofi Pasteur MSD S.A. [1]	Spain
Sanofi Pasteur MSD S.p.A. [1]	Italy
Sanofi Pasteur MSD SNC [1]	France
SARL Merck Sharp & Dohme Algérie	Algeria
Schering-Plough Comercializadora, S. De R.L. De C.V.	Mexico
Schering-Plough	France
Schering-Plough (India) Private Limited	India
Schering-Plough (Ireland) Company	Ireland
Schering-Plough (Singapore) Pte. Ltd.	Singapore
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Animal Health, Inc.	Philippines
Schering-Plough Bermuda Ltd.	Bermuda
Schering-Plough Canada Inc.	Canada
Schering-Plough Central East AG	Switzerland
Schering-Plough Clinical Trials, S.E.	United Kingdom
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough Holdings (Ireland) Company	Ireland
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough Indústria Farmacêutica Ltda.	Brazil
Schering-Plough Int Limited	United Kingdom
Schering-Plough Investments Ltd.	Delaware
Schering-Plough Israel AG	Switzerland
Schering-Plough Labo NV	Belgium
Schering-Plough Limited	Taiwan (Republic of China)
Schering-Plough Limited	United Kingdom
Schering-Plough Maroc S.a.R.L.	Morocco
Schering-Plough Pensions Ireland Limited	Ireland
Schering-Plough Pharmaceuticals (Ireland) Limited	Ireland
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay

Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough Sante Animale	France
Sentipharm AG	Switzerland
Servicios Veterniarios Servet, Sociedad Anónima	Costa Rica
Sewaren Corp.	Delaware
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Simcere MSD (Shanghai) Pharmaceuticals Co., Ltd.[1]	China
Sinova AG1	Switzerland
Skyscape.com India Private Limited	India
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
S-P Ril Ltd.	United Kingdom
S-P Veterinary (UK) Limited	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
S-P Veterinary Pensions Limited	United Kingdom
Supera Rx Medicamentos Ltda.[1]	Brazil
Tasman Vaccine Laboratory (UK) Ltd	United Kingdom
TELERx Marketing Inc.	Pennsylvania
Theriak B.V.	Netherlands
Thomas Morson & Son Limited	United Kingdom
Tomorrow Networks, LLC	Delaware
Transrow Manufacturing Ltd.	Bermuda
UAB Merck Sharp & Dohme	Lithuania
Undra, S.A. de C.V.	Mexico
VARIPHARM Arzneimittel GmbH	Germany
Venco Farmaceutica S.A.	Venezuela
Venco Holding GmbH	Switzerland
Vet Pharma Friesoythe GmbH	Germany
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vetrex Limited	United Kingdom
Vree Health Italia S.r.l.	Italy
Vree Health LLC	Delaware
Werthenstein Biopharma GmbH	Switzerland
Zoöpharm B.V.	Netherlands

___________
1 own less than 100%